UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2019

Stanley Black & Decker, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	1-5224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain,	06053
Connecticut (Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 225-5111

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On March 1, 2019, Stanley Black & Decker, Inc. (the “Company”) completed its previously announced underwritten public offering (the “Offering”) of $500,000,000 in aggregate principal amount of its 3.400% Notes due 2026 (the “Notes”). The Notes were offered and sold pursuant to a prospectus, dated October 25, 2017, forming a part of the Company’s shelf registration statement on Form S-3 (Registration No. 333-221127), and a prospectus supplement, dated February 27, 2019. The Company intends to use the net proceeds from the offering for general corporate purposes, including repayment of its borrowings.

In connection with the Offering, the Company entered into an underwriting agreement, dated February 27, 2019 (the “Underwriting Agreement”), between the Company and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), providing for the issuance and sale by the Company to the Underwriters of the Notes. The Underwriting Agreement includes customary representations, warranties, covenants and closing conditions. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The Notes were issued under an indenture, dated as of November 1, 2002 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as successor trustee to JPMorgan Chase Bank, N.A., as supplemented by a seventh supplemental indenture, dated as of March 1, 2019 (the “Seventh Supplemental Indenture”), between the Company and the Trustee, establishing the terms of the Notes (the Base Indenture, as so supplemented, the “Indenture”). The Indenture and the form of the Notes, which is attached as an exhibit to the Seventh Supplemental Indenture, provide, among other things, that the Notes are senior unsecured obligations of the Company.

The Notes were priced to the public at 99.858% of the principal amount thereof. The Notes will mature on March 1, 2026 and will bear interest at a rate of 3.400% per year. The Company will pay interest on the Notes on March 1 and September 1 of each year, commencing on September 1, 2019.

Prior to January 1, 2026, the Company may redeem the Notes, at its option, at any time and from time to time, as a whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) a make-whole amount as set forth in the Indenture, plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the redemption date. Commencing on January 1, 2026, the Company may redeem the Notes, at any time in whole or from time to time in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the Notes to be redeemed to, but excluding, the redemption date.

Subject to certain limitations, in the event of a change of control repurchase event, the Company will be required to make an offer to purchase the Notes at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase. The Indenture also contains certain limitations on the Company’s ability to incur liens and enter into sale lease-back transactions, as well as customary events of default.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Base Indenture is attached hereto as Exhibit 4.1 to this Current Report on Form 8-K and a copy of the Seventh Supplemental Indenture is attached hereto as Exhibit 4.2 to this Current Report on Form 8-K, and each of them is incorporated by reference herein. The above descriptions of the material terms of the Underwriting Agreement, the Base Indenture and the Seventh Supplemental Indenture, as applicable, do not purport to be complete and each is qualified in its entirety by reference to the relevant exhibit.

Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Company, for which they received or will receive customary fees and expenses. In addition, certain of the Underwriters and their respective affiliates are lenders, and in some cases agents for the lenders, under the Company’s credit facilities.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Notes and the Indenture is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 27, 2019, between Stanley Black & Decker, Inc. and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC.

4.1	Indenture, dated as of November 1, 2002, between Stanley Black & Decker, Inc. and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank (incorporated by reference to Exhibit 4(vi) to the Company’s Annual Report on Form 10-K for the year ended December 28, 2002).

4.2	Seventh Supplemental Indenture, dated as of March 1, 2019, between Stanley Black & Decker, Inc. and the Bank of New York Mellon Trust Company, N.A., as trustee, relating to the 3.400% Notes due 2026.

4.3	Form of Stanley Black & Decker, Inc.’s 3.400% Notes due 2026 (included in Exhibit 4.2 hereto).

5.1	Opinion of Donald J. Riccitelli.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Donald J. Riccitelli (included in Exhibit 5.1).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 1, 2019

Stanley Black & Decker, Inc.

By:	/s/ Janet M. Link
Name: Janet M. Link
Title: Senior Vice President, General
Counsel and Secretary